UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21529

The Gabelli Global Utility & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Utility & Income Trust

Annual Report

December 31, 2011

Mario J. Gabelli, CFA

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio manager to eliminate his opinions and/or restrict his commentary to historical facts, we have separated his commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Investment Performance

For the year ended December 31, 2011, the net asset value (“NAV”) total return of The Gabelli Global Utility & Income Trust (the “Fund”) was 6.4%, compared with a total return of 19.9% for the Standard & Poor’s (“S&P”) 500 Utilities Index. The total return for the Fund’s publicly traded shares was 10.1%. On December 31, 2011, the Fund’s NAV per share was $20.57, while the price of the publicly traded shares closed at $21.08 on the NYSE Amex.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Sincerely yours,

February 22, 2012	Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	3 Year	5 Year	Since Inception (05/28/04)
Gabelli Global Utility & Income Trust
NAV Total Return (b)	6.39%	10.25%	2.57%	7.27%
Investment Total Return (c)	10.12	17.17	5.66	7.48
S&P 500 Utilities Index	19.91	12.27	3.71	10.00
Lipper Utility Fund Average	12.43	13.40	2.89	9.85
S&P 500 Index	2.11	14.11	(0.25)	3.63
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance. The Lipper Utility Fund Average reflects the average performance of open-end mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE Amex and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2011:

Energy and Utilities: Integrated	43.7%
Telecommunications	11.8%
Energy and Utilities: Natural Gas Integrated	7.4%
Cable and Satellite	7.0%
Energy and Utilities: Electric Transmission and Distribution	6.0%
U.S. Government Obligations	5.6%
Energy and Utilities: Natural Gas Utilities	3.8%
Energy and Utilities: Water	3.6%
Wireless Communications	2.8%
Energy and Utilities: Oil	2.6%
Aerospace	1.7%
Entertainment	1.3%

Diversified Industrial	0.5%
Energy and Utilities: Services	0.4%
Metals and Mining	0.4%
Independent Power Producers and Energy Traders	0.3%
Transportation	0.3%
Real Estate	0.3%
Environmental Services	0.2%
Energy and Utilities: Alternative Energy	0.2%
Business Services	0.1%
Building and Construction	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

SCHEDULE OF INVESTMENTS

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 94.1%
	ENERGY AND UTILITIES — 68.7%
	Energy and Utilities: Alternative Energy — 0.2%
	U.S. Companies
7,000	Ormat Technologies Inc.	$246,346	$126,210

	Energy and Utilities: Electric Transmission and Distribution — 6.0%
	Non U.S. Companies
5,000	Algonquin Power & Utilities Corp.	24,119	31,509
355	Atlantic Power Corp.†	5,899	5,060
8,775	National Grid plc, ADR	401,681	425,412
3,500	Red Electrica Corporacion SA	168,047	149,780

	U.S. Companies
4,000	CH Energy Group Inc.	178,779	233,520
2,000	Consolidated Edison Inc.	86,603	124,060
42,000	NSTAR	996,518	1,972,320
38,000	Pepco Holdings Inc.	720,883	771,400
1,666	UIL Holdings Corp.	53,364	58,927

		2,635,893	3,771,988

	Energy and Utilities: Integrated — 43.7%
	Non U.S. Companies
150,000	A2A SpA	276,010	141,041
7,500	Areva SA†	300,015	185,304
9,000	Chubu Electric Power Co. Inc.	190,737	168,027
152,000	Datang International Power Generation Co. Ltd., Cl. H	59,610	50,297
2,700	E.ON AG	177,041	58,253
9,000	E.ON AG, ADR	209,576	192,510
9,760	EDP — Energias de Portugal SA, ADR	262,599	303,536
10,000	Electric Power Development Co. Ltd.	252,321	265,948
6,000	Emera Inc.	163,066	194,592
10,000	Endesa SA	256,647	205,138
68,400	Enel SpA	434,924	278,327
29,000	Enersis SA, ADR	172,657	511,270
140,000	Hera SpA	297,864	199,858
10,000	Hokkaido Electric Power Co. Inc.	171,210	142,393
10,000	Hokuriku Electric Power Co.	165,392	186,696
14,000	Huaneng Power International Inc., ADR	421,063	294,280
82,153	Iberdrola SA	430,031	514,513
11,000	Iberdrola SA, ADR	535,276	265,100
3,000	International Power plc	25,732	15,710
28,000	Korea Electric Power Corp., ADR†	324,467	307,440
10,000	Kyushu Electric Power Co. Inc.	178,959	143,173
10,000	Shikoku Electric Power Co. Inc.	171,759	286,605
10,000	The Chugoku Electric Power Co. Inc.	170,328	175,263
16,000	The Kansai Electric Power Co. Inc.	284,747	245,498
5,000	The Tokyo Electric Power Co. Inc.†	67,223	11,888
10,000	Tohoku Electric Power Co. Inc.	164,025	96,011
4,572	Verbund AG	196,718	122,695

	U.S. Companies
2,000	ALLETE Inc.	71,269	83,960
20,000	Ameren Corp.	782,429	662,600
30,000	American Electric Power Co. Inc.	943,467	1,239,300
1,500	Avista Corp.	27,915	38,625
7,000	Black Hills Corp.	193,684	235,060
500	Cleco Corp.	9,790	19,050
500	CMS Energy Corp.	4,875	11,040
10,000	Dominion Resources Inc.	406,566	530,800
38,000	Duke Energy Corp.	535,087	836,000
4,000	El Paso Electric Co.	77,953	138,560

Shares		Cost	Market Value

1,334	FirstEnergy Corp.	$47,829	$59,096
44,000	Great Plains Energy Inc.	1,049,446	958,320
22,000	Hawaiian Electric Industries Inc.	541,164	582,560
29,500	Integrys Energy Group Inc.	1,408,474	1,598,310
13,500	MGE Energy Inc.	440,952	631,395
14,000	NextEra Energy Inc.	654,896	852,320
45,000	NiSource Inc.	908,189	1,071,450
12,000	NorthWestern Corp.	355,769	429,480
19,500	OGE Energy Corp.	481,891	1,105,845
14,000	Otter Tail Corp.	352,318	308,280
1,000	PG&E Corp.	33,930	41,220
16,000	Pinnacle West Capital Corp.	650,094	770,880
4,200	PPL Corp.	117,280	123,564
31,000	Progress Energy Inc.	1,324,875	1,736,620
32,000	Public Service Enterprise Group Inc.	1,065,920	1,056,320
18,000	SCANA Corp.	646,320	811,080
1,000	TECO Energy Inc.	15,970	19,140
30,000	The AES Corp.†	272,995	355,200
2,000	The Empire District Electric Co.	41,522	42,180
45,000	The Southern Co.	1,322,848	2,083,050
14,000	UniSource Energy Corp.	344,632	516,880
15,000	Vectren Corp.	360,570	453,450
40,000	Westar Energy Inc.	841,089	1,151,200
10,000	Wisconsin Energy Corp.	171,276	349,600
40,000	Xcel Energy Inc.	676,944	1,105,600

		23,540,225	27,569,401

	Energy and Utilities: Natural Gas Integrated — 7.4%
	Non U.S. Companies
80,000	Snam Rete Gas SpA	288,733	352,656

	U.S. Companies
40,000	El Paso Corp.	340,725	1,062,800
1,000	Energen Corp.	30,935	50,000
18,000	National Fuel Gas Co.	488,706	1,000,440
2,000	ONEOK Inc.	51,437	173,380
27,000	Southern Union Co.	612,876	1,136,970
30,000	Spectra Energy Corp.	634,201	922,500

		2,447,613	4,698,746

	Energy and Utilities: Natural Gas Utilities — 3.8%
	Non U.S. Companies
1,500	Enagas SA	37,053	27,742
1,890	GDF Suez	62,915	51,662
11,454	GDF Suez, ADR	362,710	311,205
6,867	GDF Suez†	0	9

	U.S. Companies
16,764	AGL Resources Inc.	667,385	708,447
11,500	Atmos Energy Corp.	283,395	383,525
3,000	Chesapeake Utilities Corp.	87,428	130,050
5,000	Piedmont Natural Gas Co. Inc.	116,790	169,900
10,000	Southwest Gas Corp.	250,760	424,900
5,000	The Laclede Group Inc.	159,165	202,350

		2,027,601	2,409,790

	Energy and Utilities: Oil — 2.6%
	Non U.S. Companies
1,000	Niko Resources Ltd.	48,277	47,342
1,000	PetroChina Co. Ltd., ADR	79,302	124,310
10,000	Petroleo Brasileiro SA, ADR	283,195	248,500
9,000	Royal Dutch Shell plc, Cl. A, ADR	460,931	657,810

	U.S. Companies
2,000	Chevron Corp.	120,100	212,800
2,000	ConocoPhillips	74,050	145,740
2,000	Devon Energy Corp.	67,255	124,000
1,000	Exxon Mobil Corp.	45,500	84,760

		1,178,610	1,645,262

See accompanying notes to financial statements.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Services — 0.4%
	Non U.S. Companies
10,000	ABB Ltd., ADR†	$123,092	$188,300

	U.S. Companies
2,500	Halliburton Co.	60,195	86,275

		183,287	274,575

	Energy and Utilities: Water — 3.6%
	Non U.S. Companies
1,500	Consolidated Water Co. Ltd.	25,565	12,870
49,000	Severn Trent plc	860,939	1,138,402
37,090	United Utilities Group plc	366,828	349,058

	U.S. Companies
8,666	Aqua America Inc.	129,735	191,085
5,400	California Water Service Group	76,295	98,604
4,000	Middlesex Water Co.	75,033	74,640
17,000	SJW Corp.	277,304	401,880

		1,811,699	2,266,539

	Diversified Industrial — 0.5%
	Non U.S. Companies
9,000	Bouygues SA	300,585	283,576

	Environmental Services — 0.2%
	Non U.S. Companies
500	Suez Environnement Co. SA	0	5,760
13,000	Veolia Environnement	381,528	142,493

		381,528	148,253

	Independent Power Producers and Energy Traders — 0.3%
	U.S. Companies
12,000	NRG Energy Inc.†	289,986	217,440

	TOTAL ENERGY AND UTILITIES	35,043,373	43,411,780

	COMMUNICATIONS — 21.4%
	Cable and Satellite — 7.0%
	Non U.S. Companies
35,000	British Sky Broadcasting Group plc	387,280	398,147
10,000	Cogeco Inc.	195,069	474,994
2,500	Rogers Communications Inc., Cl. B	25,532	96,275
1,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	9,800	3,005

	U.S. Companies
3,500	AMC Networks Inc., Cl. A†	87,501	131,530
14,000	Cablevision Systems Corp., Cl. A	236,577	199,080
13,000	Comcast Corp., Cl. A, Special	281,627	306,280
28,000	DIRECTV, Cl. A†	701,994	1,197,280
36,000	DISH Network Corp., Cl. A	704,301	1,025,280
6,000	EchoStar Corp., Cl. A†	150,819	125,640
6,000	Liberty Global Inc., Cl. A†	155,247	246,180
6,000	Liberty Global Inc., Cl. C†	147,973	237,120

		3,083,720	4,440,811

	Telecommunications — 11.7%
	Non U.S. Companies
25,000	BCE Inc.	513,555	1,041,750
5,000	Belgacom SA	160,378	156,863
2,102	Bell Aliant Inc. (b)	51,669	58,990
25,000	BT Group plc, ADR	831,558	741,000
38,000	Deutsche Telekom AG, ADR	632,643	435,100
4,000	France Telecom SA, ADR	93,510	62,640
15,000	Koninklijke KPN NV, ADR	114,993	178,800
8,000	Manitoba Telecom Services Inc.	249,141	232,991
29,651	Orascom Telecom Holding SAE, GDR† (c)	155,291	85,691

Shares		Cost	Market Value

45,000	Portugal Telecom SGPS SA	$508,921	$259,173
1,200	Swisscom AG	384,764	454,679
20,000	Telecom Italia SpA	45,015	21,510
9,300	Telefonica Brasil SA, ADR	161,522	254,169
48,000	Telefonica SA, ADR	703,298	825,120
4,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	42,258	57,760
17,000	Telekom Austria AG	246,989	203,256
16,000	VimpelCom Ltd., ADR	146,091	151,520

	U.S. Companies
28,000	AT&T Inc.	777,323	846,720
70,000	Sprint Nextel Corp.†	239,721	163,800
10,000	Telephone & Data Systems Inc.	342,725	258,900
22,000	Verizon Communications Inc.	760,341	882,640

		7,161,706	7,373,072

	Wireless Communications — 2.7%
	Non U.S. Companies — 2.7%
4,000	America Movil SAB de CV, Cl. L, ADR	95,286	90,400
12,000	Millicom International Cellular SA, SDR	767,764	1,202,258
4,000	Mobile TeleSystems OJSC, ADR	54,874	58,720
10,000	Turkcell Iletisim Hizmetleri A/S, ADR†	146,511	117,600
8,000	Vodafone Group plc, ADR	208,589	224,240

		1,273,024	1,693,218

	TOTAL COMMUNICATIONS	11,518,450	13,507,101

	OTHER — 4.0%
	Aerospace — 1.7%
	Non U.S. Companies
90,000	Rolls-Royce Holdings plc	628,651	1,043,375
6,210,000	Rolls-Royce Holdings plc, Cl. C (d)	9,882	9,644

		638,533	1,053,019

	Building and Construction — 0.0%
	Non U.S. Companies
400	Acciona SA	42,173	34,546

	Business Services — 0.1%
	Non U.S. Companies
3,200	Sistema JSFC, GDR (c)	77,846	53,792

	Entertainment — 1.3%
	Non U.S. Companies
38,000	Vivendi SA	1,063,908	832,149

	Metals and Mining — 0.4%
	Non U.S. Companies
6,400	Compania de Minas Buenaventura SA, ADR	66,939	245,376

	Real Estate — 0.3%
	Non U.S. Companies
6,000	Brookfield Asset Management Inc., Cl. A	149,494	164,880

	Transportation — 0.2%
	U.S. Companies
3,500	GATX Corp.	91,876	152,810

	TOTAL OTHER	2,130,769	2,536,572

	TOTAL COMMON STOCKS	48,692,592	59,455,453

	CONVERTIBLE PREFERRED STOCKS — 0.2%
	COMMUNICATIONS — 0.1%
	Telecommunications — 0.1%
	U.S. Companies
2,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	57,376	77,720

See accompanying notes to financial statements.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares			Cost	Market Value

		CONVERTIBLE PREFERRED STOCKS (Continued)
		OTHER — 0.1%
		Transportation — 0.1%
		U.S. Companies
200		GATX Corp., $2.50 Cv. Pfd., Ser. A (a)	$26,010	$43,660

		TOTAL CONVERTIBLE PREFERRED STOCKS	83,386	121,380

		WARRANTS — 0.1%
		COMMUNICATIONS — 0.1%
		Wireless Communications — 0.1%
		Non U.S. Companies
4,000		Bharti Airtel Ltd., expire 09/19/13† (a) (b)	26,369	25,893
2,000		Bharti Airtel Ltd., expire 09/29/14† (a) (b)	14,981	12,947

		TOTAL WARRANTS	41,350	38,840

Principal Amount

		U.S. GOVERNMENT OBLIGATIONS — 5.6%
$3,531,000		U.S. Treasury Bills, 0.015% to 0.055%††, 03/08/12 to 06/07/12 (e)	3,530,364	3,530,553

TOTAL INVESTMENTS — 100.0%			$52,347,692	63,146,226

Notional Amount			Termination Date	Unrealized Appreciation/ Depreciation

		EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$553,816
(50,000	Shares)	Rolls-Royce Holdings plc	06/27/12	25,580
5,462
(3,450,000	Shares)	Rolls Royce Holdings plc, Cl. C	06/27/12	(112)

		TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		25,468

Other Assets and Liabilities (Net)				162,739

NET ASSETS — COMMON SHARES (3,079,306 common shares outstanding)				$63,334,433

NET ASSET VALUE PER COMMON SHARE ($63,334,433 ÷ 3,079,306 shares outstanding)				$20.57

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of the fair valued securities amounted to $82,500 or 0.13% of total investments.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of Rule 144A securities amounted to $97,830 or 0.15% of total investments.
(c)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. These securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2011, the market value of Regulation S securities amounted to $139,483 or 0.22% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
29,651	Orascom Telecom Holding SAE, GDR	12/01/08	$155,291	$2.8900
3,200	Sistema JSFC, GDR	09/05/06	77,846	16.8100

(d)	At December 31, 2011, the Fund held an investment in a restricted and illiquid security amounting to $9,644 or 0.02% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
6,210,000	Rolls-Royce Holdings plc, Cl. C	10/26/11	$9,882	$0.0016

(e)	At December 31, 2011, $1,000,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	71.4%	$45,070,533
Europe	22.3	14,071,828
Japan	2.7	1,721,502
Latin America	2.3	1,420,345
Asia/Pacific	1.2	776,327
Africa/Middle East	0.1	85,691

Total Investments	100.0%	$63,146,226

See accompanying notes to financial statements.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets:
Investments, at value (cost $52,347,692)	$63,146,226
Foreign currency, at value (cost $359)	348
Cash	44,704
Dividends receivable	220,532
Unrealized appreciation on swap contracts	25,580
Deferred offering expense	33,643

Total Assets	63,471,033

Liabilities:
Payable for investment advisory fees	37,145
Payable for payroll expenses	29,239
Payable for accounting fees	3,750
Payable for legal and audit fees	33,338
Payable for shareholder communications expenses	27,545
Unrealized depreciation on swap contracts	112
Other accrued expenses	5,471

Total Liabilities	136,600

Net Assets (applicable to 3,079,306 shares outstanding)	$63,334,433

Net Assets Consist of:
Paid-in capital	$52,629,181
Accumulated distributions in excess of net investment income	(44,113)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(75,520)
Net unrealized appreciation on investments	10,798,534
Net unrealized appreciation on swap contracts	25,468
Net unrealized appreciation on foreign currency translations	883

Net Assets	$63,334,433

Net Asset Value per Common Share:
($63,334,433 ÷ 3,079,306 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$20.57

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $121,101)	$2,615,978
Interest	1,335

Total Investment Income	2,617,313

Expenses:
Investment advisory fees	474,431
Shareholder communications expenses	90,861
Payroll expenses	78,952
Trustees’ fees	59,738
Legal and audit fees	47,420
Accounting fees	45,000
Custodian fees	33,877
Shareholder services fees	14,769
Interest expense	121
Miscellaneous expenses	19,675

Total Expenses	864,844

Net Investment Income	1,752,469

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	1,168,471
Net realized gain on swap contracts	79,484
Net realized loss on foreign currency transactions	(6,355)

Net realized gain on investments, swap contracts, and foreign currency transactions	1,241,600

Net change in unrealized appreciation/depreciation:
on investments	917,379
on swap contracts	26,778
on foreign currency translations	(2,149)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	942,008

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	2,183,608

Net Increase in Net Assets Resulting from Operations	$3,936,077

See accompanying notes to financial statements.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$1,752,469	$1,476,227
Net realized gain on investments, swap contracts, and foreign currency transactions	1,241,600	523,209
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	942,008	3,579,532

Net Increase in Net Assets Resulting from Operations	3,936,077	5,578,968

Distributions to Common Shareholders:
Net investment income	(1,854,261)	(2,055,991)
Net realized short-term gain	(51,749)	—
Net realized long-term gain	(1,131,516)	(60,058)
Return of capital	(651,965)	(1,561,292)

Total Distributions to Common Shareholders	(3,689,491)	(3,677,341)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	106,860	385,566

Net Increase in Net Assets from Fund Share Transactions	106,860	385,566

Net Increase in Net Assets	353,446	2,287,193
Net Assets Attributable to Common Shareholders:
Beginning of period	62,980,987	60,693,794

End of period (including undistributed net investment income of $0 and $0, respectively)	$63,334,433	$62,980,987

See accompanying notes to financial statements.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected data for a common share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2011	2010	2009	2008	2007
Operating Performance:
Net asset value, beginning of period	$20.49	$19.87	$18.50	$25.50	$24.52

Net investment income	0.57	0.48	0.48	0.47	0.45
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.71	1.34	2.09	(6.27)	2.06

Total from investment operations	1.28	1.82	2.57	(5.80)	2.51

Distributions to Common Shareholders:
Net investment income	(0.60)	(0.67)	(0.52)	(0.55)	(0.30)
Net realized gain	(0.39)	(0.02)	—	(0.48)	(1.23)
Return of capital	(0.21)	(0.51)	(0.68)	(0.17)	—

Total distributions to common shareholders	(1.20)	(1.20)	(1.20)	(1.20)	(1.53)

Capital Share Transactions:
Increase in net asset value from common share transactions	0.00 (a)	—	—	—	—
Contribution from Adviser	—	—	—	0.00 (a)	—

Total capital share transactions	0.00 (a)	—	—	0.00 (a)	—

Net Asset Value, End of Period	$20.57	$20.49	$19.87	$18.50	$25.50

NAV total return †	6.39%	9.60%	14.92%	(23.30)%	10.46%

Market value, end of period	$21.08	$20.31	$19.42	$15.90	$23.05

Investment total return ††	10.12%	11.24%	31.31%	(26.43)%	11.29%

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$63,334	$62,981	$60,694	$56,422	$77,778
Ratio of net investment income to average net assets	2.75%	2.46%	2.70%	2.15%	1.82%
Ratio of operating expenses to average net assets	1.36%	1.65%	1.61%	1.54%	1.55%
Portfolio turnover rate †††	5.9%	7.8%	9.5%	24.3%	16.7%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 35.0%.
(a)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1.  Organization.  The Gabelli Global Utility & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on March 8, 2004 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on May 28, 2004.

The Fund’s investment objective is to seek a consistent level of after-tax total return over the long term with an emphasis currently on qualified dividends. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent in providing products, services, or equipment for the generation or distribution of electricity, gas, or water and infrastructure operations, and in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI GLOBAL UTILITY & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
OTHER
Aerospace
Non U.S. Companies	$1,043,375	$9,644	$1,053,019
Other Industries (a)	58,402,434	—	58,402,434
Total Common Stocks	59,445,809	9,644	59,455,453
Convertible Preferred Stocks:
COMMUNICATIONS
Telecommunications
U.S. Companies	77,720	—	77,720
OTHER
Transportation
U.S. Companies	—	43,660	43,660
Total Convertible Preferred Stocks	77,720	43,660	121,380
Warrants (a)	—	38,840	38,840
U.S. Government Obligations	—	3,530,553	3,530,553
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$59,523,529	$3,622,697	$63,146,226
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$25,580	$25,580
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	—	(112)	(112)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$25,468	$25,468

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2011 or December 31, 2010.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
		Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$553,816	(50,000 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/27/12	$25,580
5,462	(3,450,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	6/27/12	(112)

					$25,468

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2011 had an average monthly notional amount of approximately $517,024.

As of December 31, 2011, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and Liabilities, Unrealized depreciation on swap contracts. For the year ended December 31, 2011, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation on swap contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended December 31, 2011, the Fund held no investments in forward foreign exchange contracts.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/ or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses, current year return of capital, reclass of swap gain, and current year swap reclass. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated distributions in excess of net investment income by $73,137 and increase accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $73,129, with an offsetting adjustment to paid-in capital.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
	Common	Common
Distributions paid from:
Ordinary income (inclusive of short-term gains)	$1,906,010	$2,055,991
Net Long-term capital gains	1,131,516	60,058
Return of capital	651,965	1,561,292

Total distributions paid	$3,689,491	$3,677,341

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Qualified late year loss deferral*	$(1,887)
Net unrealized appreciation on investments, swap contracts, and foreign currency translations	10,732,990
Other temporary differences**	(25,851)

Total	$10,705,252

*	Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year.
**	Other temporary differences are primarily due to mark-to-market and accrual adjustments on investments in swap contracts and income from investments in hybrid securities.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$52,439,586	$14,372,968	$(3,666,328)	$10,706,640

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, currently equal on an annual basis to 0.70% (prior to May 28, 2011, the Advisory fee was 0.80%) of the value of the Fund’s average weekly total assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $3,534 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2011, the Fund paid or accrued $78,952 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $3,684,297 and $8,066,167, respectively.

5.  Capital.  The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2011 and December 31, 2010, the Fund did not repurchase any common shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows for the years ended December 31, 2011 and December 31, 2010:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	5,332	$106,860	19,728	$385,566

A shelf registration authorizing the offering of $100 million of additional common or preferred shares was declared effective by the SEC on September 20, 2011.

6.  Industry Concentration.  Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The Gabelli Global Utility & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Utility & Income Trust (hereafter referred to as the “Trust”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2012

THE GABELLI GLOBAL UTILITY & INCOME TRUST

ADDITIONAL FUND INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Utility & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEE[3]:
Salvatore M. Salibello Trustee Age: 66	Since 2004*	3	Certified Public Accountant and Managing Partner of the public accounting firm of Salibello & Broder LLP since 1978	Director of Kid Brands, Inc. (group of companies in infant and juvenile products) and until September 2007, Director of Brooklyn Federal Bank Corp., Inc. (independent community bank)

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita Trustee Age: 76	Since 2004***	35	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Trustee Age: 73	Since 2004*	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006
Mario d’Urso Trustee Age: 71	Since 2004**	5	Chairman of Mittel Capital Markets S.p.A. since 2001; Senator in the Italian Parliament (1996-2001)	—
Vincent D. Enright Trustee Age: 68	Since 2004**	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. and until September 2006, Director of Aphton Corporation (pharmaceuticals)
Michael J. Melarkey Trustee Age: 62	Since 2004**	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie	Director of Southwest Gas Corporation (natural gas utility)
Salvatore J. Zizza Trustee Age: 66	Since 2004***	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 60	Since 2004 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer and Secretary Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex
David I. Schachter Vice President Age: 58	Since 2004	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996
Adam E. Tokar Vice President and Ombudsman Age: 32	Since 2011	Vice President and Ombudsman of the Fund since 2011; Vice President of the Gabelli Healthcare & WellnessRx Trust since 2011; Assistant Vice President and Ombudsman of the Gabelli Healthcare & WellnessRx Trust 2007-2010

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	– Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3	“Interested person” of the Fund as defined in the 1940 Act. Mr. Salibello is an “interested person” as a result of family member’s affiliation with the Adviser and as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.
4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
5	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2011

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long-Term Capital Gain (a)	Return of Capital (a)(c)	Dividend Reinvestment Price
Common Shares
	01/24/11	01/14/11	$0.10000	$0.05166	$0.03067	$0.01767	$20.484129
	02/18/11	02/11/11	0.10000	0.05166	0.03067	0.01767	20.338118
	03/24/11	03/17/11	0.10000	0.05166	0.03067	0.01767	20.329500
	04/21/11	04/14/11	0.10000	0.05166	0.03067	0.01767	20.405607
	05/23/11	05/16/11	0.10000	0.05166	0.03067	0.01767	20.633138
	06/23/11	06/16/11	0.10000	0.05166	0.03067	0.01767	20.217700
	07/22/11	07/15/11	0.10000	0.05166	0.03067	0.01767	20.802400
	08/24/11	08/17/11	0.10000	0.05166	0.03067	0.01767	19.199600
	09/23/11	09/16/11	0.10000	0.05166	0.03067	0.01767	19.470000
	10/24/11	10/17/11	0.10000	0.05166	0.03067	0.01767	20.205300
	11/22/11	11/15/11	0.10000	0.05166	0.03067	0.01767	19.836000
	12/16/11	12/13/11	0.10000	0.05166	0.03067	0.01767	20.833500

			$1.20000	$0.61992	$0.36804	$0.21204

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2011 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV.

The long-term gain distributions for the fiscal year ended December 31, 2011 were $1,131,516, or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Treasury Securities Income

The Fund paid to common shareholders an ordinary income dividend of $0.6199 per share in 2011. For the year ended December 31, 2011, 80.04% of the ordinary dividend qualified for the dividends received deduction available to corporations, 100% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2011 derived from U.S. Treasury securities was 0.05%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Government securities held as of December 31, 2011 was 5.59%. For the year ended December 31, 2011, 0.05% of the ordinary income dividend was qualified interest income.

Historical Distribution Summary

Common Shares
	Investment Income (b)	Short-Term Capital Gains (b)	Long-Term Capital Gains	Return of Capital (c)	Total Distributions (a)	Adjustment to Cost Basis (d)
2011	$0.61644	$0.00348	$0.36804	$0.21204	$1.20000	$0.21204
2010	0.54838	0.12308	0.01906	0.50948	1.20000	0.50948
2009	0.53040	—	—	0.66960	1.20000	0.66960
2008	0.63471	0.07875	0.40064	0.08590	1.20000	0.08590
2007	0.30220	0.28180	0.94600	—	1.53000	—
2006	0.56420	0.09180	0.54400	—	1.20000	—
2005	0.63370	0.15660	0.65970	—	1.45000	—
2004	0.26099	0.07758	—	0.26143	0.60000	0.26143

(a)	Total amounts may differ due to rounding.
(b)	Taxable as ordinary income for Federal tax purposes.
(c)	Non-taxable.
(d)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

TRUSTEES AND OFFICERS

THE GABELLI GLOBAL UTILITY & INCOME TRUST

One Corporate Center, Rye, NY 10580-1422

Trustees

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Mario d’Urso

Former Italian Senator

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Salvatore M. Salibello

Certified Public Accountant,

Salibello & Broder LLP

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President and Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

David I. Schachter

Vice President

Adam E. Tokar

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Skadden, Arps, Slate, Meagher & Flom, LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

Common
NYSE Amex–Symbol:	GLU
Shares Outstanding:	3,079,306

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGLUX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GLU Q4/2011

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,407 for 2010 and $36,407 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $7,500 for 2011.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,625 for 2010 and $3,625 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Salvatore J. Zizza.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

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recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

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provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

- Proxy Department

- Investment professional assigned to the account

3

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”)—Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

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sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

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Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans

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SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Utility & Income Trust, (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2011. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	18.2B	8	4.2B
	Other Pooled Investment Vehicles:	16	604.9M	13	551.7M
	Other Accounts:	1,766	13.4B	9	1.4B

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned $0 of shares of the Fund as of December 31, 2011.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 07/01/11 through 07/31/11	Common – N/A Preferred – N/A	Common –N/A Preferred –N/A	Common –N/A Preferred – N/A	Common –3,073,974 Preferred – N/A

Month #2 08/01/11 through 08/31/11	Common – N/A Preferred – N/A	Common –N/A Preferred –N/A	Common – N/A Preferred – N/A	Common – 3,073,974 Preferred – N/A

Month #3 09/01/11 through 09/30/11	Common – N/A Preferred – N/A	Common –N/A Preferred –N/A	Common – N/A Preferred – N/A	Common – 3,075,794 Preferred – N/A

Month #4 10/01/11 through 10/31/11	Common – N/A Preferred – N/A	Common –N/A Preferred –N/A	Common – N/A Preferred – N/A	Common – 3,075,794 Preferred – N/A

Month #5 11/01/11 through 11/30/11	Common – N/A Preferred – N/A	Common –N/A Preferred –N/A	Common – N/A Preferred – N/A	Common – 3,077,556 Preferred – N/A

Month #6 12/01/11 through 12/31/11	Common – N/A Preferred – N/A	Common –N/A Preferred –N/A	Common – N/A Preferred – N/A	Common – 3,079,306 Preferred – N/A

Total	Common – N/A Preferred – N/A	Common –N/A Preferred –N/A	Common – N/A Preferred – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Global Utility & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.